Unique Loan ID	Final Current Event Level	Current Exceptions	Collection Comments
300001	1
It appears that the loan will perform. The loan is next due for 12/01/2013; most recent payment received was on 03/08/2013. The reason for default is unknown. The borrower was placed on a trial payment plan with payments of $2,377.31 due on 02/01/2013 - 04/01/2013.  All payments were made and the loan was modified on 11/XX/2013.

300002	3	[3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears that this loan will perform.  The loan is next due for 01/01/2014; most recent payment was received on 11/18/2013.  The reason for default is unknown.  The account was in foreclosure (FC).  The file was referred to the FC attorney on 01/XX/2013.  The FC was placed on hold due to borrower filing Chapter 13 bankruptcy (BK), case#: XXX, filed on 01/XX/2013 with an amended proof of claim having been received on 11/XX/2013.  The borrower received a non-HAMP modification with an effective date of 11/XX/2013.  Last contact with the borrower was on 08/01/2013.  The property was coded as possible impact by XXX; however, there was no damage reported or contact by the borrower regarding storm impact.  Comments dated 09/23/2013 reflect the property is owner occupied.  A BPO was conducted on 10/09/2013, the results of which were not reported.

300003	3	[3] Missing Mod1 [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that this loan will perform.  The loan is next due for 11/01/2013; most recent payment received was on 11/07/2013.  Reason for default is unknown.  No loss mitigation options were explored; the borrower was able to cure the prior delinquency on the account without assistance.  Commentary indicated that the borrower submitted a verbal payment dispute for misapplied payments; as of 11/12/2013, the issue is still being researched and the dispute remains unresolved.

300004	1		It appears that the loan will perform. The loan is due for 02/01/14; most recent payment was received on 01/16/14. No evidence of delinquency noted within the review period.
300005	1
It appears that the loan will perform. The loan is due for 2/1/2014 with the most recent payment received on 1/13/2014. There is no evidence of delinquency during the review period. There is no current loss mitigation activity. The last communication made with the borrower was on 10/1/2013. No skip trace activities performed during the review period.

300006	3	[3] Currently Delinquent Mortgage
It appears that this loan may perform with intervention. The loan is due for 12/1/2013 with last payment received 1/31/2014. Reason for default is cited as medical issues. The loan was 60 days delinquent and approved for forbearance plan beginning 12/1/2013, but payment received 12/31/2013 was returned for non-sufficient funds; the plan is still active. Previous payment received 9/30/2013 was also returned. Last communication with the borrower was 2/6/2014 to make future payment arrangements. An inspection was completed 2/4/2014, but property condition is not cited in commentary. MI is still being paid on this loan.

300007	1		It appears that this loan will perform. The account is due for 02/01/2014; the most recent payment was received on 01/06/2014. There was no evidence of delinquency during the review period.
300008	1
It appears the loan will perform.  The loan is next due for 02/01/2014; last payment received 01/16/2014.  The reason for delinquency was cited as NSF.  The comments indicate the December payment was first returned NSF and the replacement payment on 12/24/2013 was returned due to an invalid account number.  The loan was brought current as of 01/2014.

300009	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 01/03/2014. Reason for default is unemployment. The loan is in collections. Comments on 02/03/2014 reflect a 3 month forbearance plan was approved with payments in the amount of $350.00 due from 02/15/2014 - 04/15/2014. A 6 month repayment plan was previously in place between 07/22/2013 - 12/25/2013 with payments totaling $3,533.04.

300010	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/16/14. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 05/XX/13; the borrower's payment history reflects no further evidence of delinquency. The property is currently occupied by the borrower's tenants as per notes on 03/16/13.

300011	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/15/14. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 02/11/14; there is no evidence of further delinquency. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

300012	1
It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/17/2014. Reason for default was unknown. A loan modification was completed and the account was brought current on 07/XX/2013; loan has remained in good standing since that time.

300013	1
It appears that the loan will perform with intervention. The loan is due for 02/01/2014; the last payment was received on 02/11/2014. The reason for default was cited as reduced income per notes dated 04/10/2013. The account is current as of the review date. A non-HAMP modification was completed on 07/XX/2013 which lowered the interest rate to 3% at a 5/1 ARM with the term extended back out to 360 months. The loan had previously been approved for a 3 month forbearance plan for April - June 2013 per notes on 04/10/2013. This plan was broken as of 05/22/2013 due to non-receipt of any of the payments. There was active skip tracing on this account as of 05/02/2013. The last customer contact was on 12/04/2013; promised to pay and had the heater repaired.

300014	1
It appears the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 01/31/2014. The reason for delinquency was cited as curtailment of income.  On 09/XX/2013, the loan was modified; effective 11/XX/2013. The loan has remained current since.

300015	1
It appears the loan will perform. The loan is due for 03/01/2014 and the last payment was made on 02/03/2014. RFD is excessive obligations.  Per notes, borrower called to discuss loss mitigation options on 03/05/2013. The borrower was approved on 05/XX/2013 for a loan modification. The borrower has been current since the modification. There is no evidence of delinquent taxes or title issues. There is no evidence of property damage and there is not a BPO value in the commentary.

300017	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/27/2014. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 12/02/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period. The borrower initiated a verbal payment dispute against the Servicer on 11/07/2013; the dispute appears to be resolved as of 11/15/2013. Collection commentary dated 10/31/2013 indicates the subject property's delinquent 2012 taxes, in the amount of $920.44, were paid in full.

300018	3	[3] Currently Delinquent Mortgage
It appears the loan may perform with further intervention. The loan is due for 01/01/2014 and the last payment was made on 02/12/2014. RFD is excessive obligations. Per commentary, the borrower shows willingness to pay loan. On 02/06/2014, borrower stated she plans on bringing the loan current when she receives her tax return check. On the same date, she said she has surgery scheduled for 02/07/2014. The borrower completed a loan modification on 10/XX/2013. Since the modification, the borrower has gone up to 60 days past due. There is no evidence of delinquent taxes or title issues. There is no evidence of inspection and there is no BPO value in the notes.

300019	1
It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/16/2014. The reason for default is unknown. The borrower was able to cure the prior delinquency on the account without assistance and the loan has remained in good standings since.

300020	1
It appears that the loan will perform. The loan is next due for 2/01/2014; the most recent payment received was on 1/16/2014.  There is no evidence of delinquency during the review period. Commentary on 10/08/2013 indicates that the account was approved for an extension to extend the "Interest Only" period for an additional one year period as requested by the borrower on 10/07/2013. Commentary on 8/11/2013 reflects that the subject property may be in a disaster area, there was no mention of any damage in commentary, nor any additional information in regards to the disaster.

300021	1		It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/15/2014. There is no evidence of delinquency during the review period.
300022	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is due for 01/01/2014; the last payment was received on 01/28/2014. Reason for delinquency was cited as curtailment of income. The loan was set up on a 7 month repayment plan on 04/01/2013. The loan was later modified on 09/XX/2013 effective 11/XX/2013.

300023	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention. The account is due for 1/1/2014, with the last payment received on 1/8/2014.  The reason for default is curtailment of income. The commentary states the co-borrower is ill and unable to work. A modification agreement was completed on 10/XX/2013 advancing the due date to 12/01/2013 and extending the term back out to 360 months with a lowered interest rate of 5%. The modification re-defaulted as the payment due for 12/01/2013 was not received until 01/08/2014. Efforts to contact the borrower since 10/22/2014 have been unsuccessful therefore no further loss mitigation options are being reviewed. Comments reflect a prior forbearance plan started on 06/27/2013 through 11/19/2013, the plan consisted of payments in the amount of $850 due every two weeks the plan was broken on 07/26/2013; due to non-payment.

300024	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 02/07/2014. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a permanent loan modification on 05/XX/2013; the borrower's payment history reflects the subject loan went back into delinquency on 01/01/2014. The borrower has not requested any further loss mitigation assistance and there are no workout plans currently in process.

300025	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 01/10/2014. The RFD is unknown. There is no evidence of any foreclosure or bankruptcy activity. The comments indicated all attempts to contact the borrower were unsuccessful. The last attempt was made on 02/11/2014. There is no reference to any skip tracing efforts. There is no evidence of loss mitigation activity due to no borrower contact. A property inspection was completed on 10/01/2013 indicating the home is owner occupied; the condition of the property was not provided.

300027	1
It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 02/10/2014. There is no evidence of delinquency during the review period. The Borrower filed for Chapter 7 Bankruptcy (BK) protection, case#XXX. The BK was discharged without reaffirmation on 01/XX/2008.

300028	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/30/2014. Reason for delinquency is unknown. The borrower was able to cure the prior delinquencies on the account without loss mitigation assistance.

300029	1
It appears that this loan will perform. The account is due for 3/1/2014, with the last payment received on 2/4/14. The reason for default is unknown.  The account was reported delinquent on 11/1/13 but was brought current on 12/2/13 with no further delinquency.

300030	1
It appears this loan will perform. The loan is due for 03/01/2014 and the last payment was made on 02/03/2014. RFD is cited as excessive obligations. Borrower is on a fixed income and has been in and out of the hospital, per notes from 09/11/2013. The borrower requested loss mitigation efforts, and a loan modification was approved on 10/XX/2013. The borrower  defaulted on the first payment after the modification, but has been current since.

300031	1
It appears that the loan will perform. The loan is due for 02/01/14; most recent payment was received on 01/27/14.  Reason for default is unknown. The borrower was able to cure the delinquency without assistance.

300032	1
 It appears the loan will perform. The loan is due for 02/01/2014; the last payment was received on 01/02/2014. The prior delinquency was resolved via a modification. The loan was modified on 11/XX/2013 effective 12/XX/2013; the term was extended to 360 months; the interest rate was reduced to 3% with a new payment in the amount 322.27.

300033	3	[3] Currently Delinquent Mortgage
 It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 01/27/2014. Reason for default is excessive obligations. The loan is in collections. There is no evidence of active loss mitigation efforts.

300034	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform. The loan is due for 1/1/2014; the last payment was 1/22/2014. There has been a slow pay pattern since 9/1/2013 however payments are consistently made. RFD is cited as income curtailment. An inbound call was received 9/18/2013 inquiring about refinancing and no further loss mitigation communications are noted. Servicer has been unable to contact borrower at their new contact number provided 9/18/2013 with several outbound calls made since 9/19/2013. Standard demand letter was sent 10/15/2013. There are no indications of skip tracing efforts in comments or property inspections performed

300035	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 01/01/2014; last payment received was on 01/27/2014.  Reason for default is income curtailment.  The loan is currently in collections. There is no evidence of loss mitigation activity.  Comments dated 01/14/2014 state that the borrower has started a new job.

300036	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/14; last payment was received on 02/04/14. Reason for default is unknown. The account is in collections. The Servicer has not been able to establish contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

300037	1
It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 01/31/2014. There is no evidence of delinquency. The borrower requested on 04/22/2013 to have the interest only term extended on their loan. The last contact with the borrower was established on 04/25/2013 at which time the borrower was advised the account was approved to extend the interest only term until 05/2014.

300038	1
It appears the loan will perform with intervention.  The loan is next due for 02/01/2014; last payment received 02/03/2014.  The reason for delinquency was cited as excessive obligations.  The borrower was placed on a repayment plan on 05/03/2013 for three payments of $445 to end on 7/25/2013.  The plan was broken.  A second repayment plan was set on 10/25/2013 for one payment of $520.44 on 11/1/2013 and $346.96 by 11/16/2013. The plan was broken; however the borrower was able to cure the delinquency in 12/2013.  The loan subsequently became delinquent for the 01/01/2014 payment.  The borrower stated on 02/05/2014 she would pay the 2/1/2014 payment on 02/16/2014.

300039	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received on 01/31/2014. The reason for default was cited as excessive obligations.  The account was previously delinquent, brought current with loan modification on 10/25/2013 and subsequently has remained in good standing.   The borrower was approved for loan modification on 09/XX/2013. The modification was completed on 10/XX/2013 with a first payment of 12/XX/2013. The property was reported as owner occupied on 09/17/2013.

300041	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/31/14. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 01/31/14; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

300042	1		It appears that the loan will perform. The loan is due for 2/1/2014; most recent payment received was 1/15/2014. No evidence of delinquency within the review period.
300043	1		It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/31/14. There is no evidence of delinquency during the review period.
300044	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/21/2014. There is no evidence of delinquency during the review period.
300045	1		It appears the loan will perform. The loan is next due for 02/01/2014; last payment received 01/27/2014. There is no evidence of delinquency within the review period.
300048	2	[2] Currently Delinquent Mortgage
It appears this loan will perform with intervention.  The loan is due for 12/01/2013; most recent payment received on 11/25/2013.  Reason for delinquency is curtailment of income due to martial issues.  Comment dated 02/07/2014 indicates the borrower advised the servicer that the subject loan would be current by the end of month. Comment dated 7/23/13 indicates the borrower filed a chapter 7 bankruptcy (case number XXX) that was discharged with reaffirmation on 11/XX/2013. Comments reflec the loan was previously modified on 02/XX/13 and the due date was advanced from due 8/01/12 to next due for 3/01/13 (re-defaulted on the 12/01/13 payment).

300049	1
It appears that the loan will perform.  The loan is due for 03/01/14; most recent payment was received on 12/04/13.  Reason for default is cited as curtailment of income.  The borrower was able to cure the delinquency without any assistance.  Notes dated 08/14/13 indicate that the loan was recently modified prior to the review period and has now re-defaulted.

300050	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/14; last payment was received on 02/03/14. Reason for default is unknown. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

300052	2	[2] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 12/01/2013; the most recent payment received was on 09/06/2013.  The reason for default is cited as unemployment.  Comments dated 09/30/2013 reported the borrower was approved for a modification with an effective date of 12/01/2013.  There has been limited contact with the borrower despite multiple attempts.  Payment history reflects mortgage insurance is still being paid.  There are no indications of damage, tax or title issues in the commentary provided.

300053	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 12/17/2013. The reason for delinquency is unknown. No loss mitigation efforts are evident within the review period.

300054	1
It appears that this loan will perform.  The loan is next due for 02/01/2014; the most recent payment received was on 01/24/2014.  There is no evidence of a delinquency during the review period.  The borrower previously filed for a Chapter 13 bankruptcy (BK) (case number XXX) on 03/XX/2012, which was dismissed on 03/XX/2012.  There has been limited contact with the borrower despite multiple attempts.  There are no indications of damage, tax or title issues in the commentary provided.

300055	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment was received on 01/16/2014. There is no evidence of delinquency during the review period. A permanent note reveals that the loan had been modified prior to the review period.

300056	1
It appears that the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/07/2014. Reason for delinquency was unknown. The account was brought current on 01/03/2014 and has remained in good standing since that time.

300057	1
It appears that this loan will perform. The loan is due for 2/1/2014 with last payment received 2/12/2014. Reason for default was cited as illness of family member. The loan has been a recurring 30 days late during the review period, but no loss mitigation efforts have been discussed. Comments indicate the borrower received insurance claim check #XXX, dated 11/XX/2013, in the amount of $3035.42 on 12/10/2013, which was sent for endorsement, and returned to the borrower via regular mail on 12/18/2013 (non monitored claim). The date of loss and the specific damages were not disclosed. Last communication with the borrower was 2/13/2014 for promise to pay.

300059	1
It appears that the loan will perform.  The loan is due for 03/01/2014; most recent payment was received on 02/12/2014.  Reason for default was unknown.  The loan was 90 days delinquent prior to being referred to foreclosure on 12/XX/2012. The foreclosure action was closed on 04/XX/2013, due to borrower being approved for a loan modification on 01/XX/2013 and the modification was completed on 04/XX/2013.  The loan has been current since the modification was completed.  No title issued noted.  HOI was reinstated with an effective date of 02/XX/2014 with no lapse in coverage.  No property inspection results or updated property values have been provided.

300060	2	[2] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 01/01/2014; the most recent payment received was on 12/31/2013.  The reason for default is cited as curtailment of income.  Commentary reflects a previous modification with an effective date prior to the review period.  There has been limited contact with the borrower despite multiple attempts.  There are no indications of damage, tax or title issues in the commentary provided.

300061	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 04/01/2014; the most recent payment received was on 03/27/2014. The reason for default is cited as curtailment of income. The loan is delinquent with no evidence of foreclosure activity. The commentary reflects that the loan was previously modified on 09/XX/2013 advancing the due date from 03/01/2012 to 12/01/2013. The borrower has been in consistent contact with the servicer. A value is not indicated in the review period. There are no indications of damage, tax, or title issues in the commentary provided.

300062	1
It appears that the loan will perform.  The loan is due for 07/01/2014; last payment was received 04/30/2014.  The loan was delinquent from July 2013 through February 2014; the delinquency was cured with the application of hardest hit funds on 03/31/2014.  Reason for default is cited as curtailment of income; the borrower had a car accident and has been unable to work.  Last borrower contact was 04/18/2014; the borrower called in very upset about receiving phone calls from the servicer after the loan was brought current on 03/31/2014.  A prior foreclosure referral from 10/XX/2013 was closed and billed 04/XX/2014 due to the application of funds bringing the loan current.  The loan was declined for a modification 03/12/2014 as the borrower refused to contribute financially towards a workout.  The loan was declined a modification 12/11/2013 due to an incomplete modification application.  A property inspection was completed 03/27/2014.

300063	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is next due for 4/1/2014; last payment was received on 03/10/2014. Reason for default was cited as excessive obligations. The account is in collections. On 01/06/2014, the borrower applied for a loan modification; however, the borrower has not provided any financial or hardship documentation to be reviewed for modification eligibility. There are no workout plans currently in process. The borrower filed a chapter 7 bankruptcy on 04/XX/2012 which was discharged on 11/XX/2012. The subject loan was referred to the foreclosure attorney on 01/XX/2014; the subject loan was reinstated and foreclosure proceedings were closed and billed on 02/XX/2014. Most recent inspection completed 4/15/2014 indicated the subject was occupied; no property damages were disclosed.

300064	1
It appears that this loan may perform. The loan is due for 05/01/2014 with the last payment received on 03/25/2014. The reason for default is cited as divorce. Comments indicate the borrower requested assistance from loss mitigation to gain approval for retention. In 10/2013 the borrower applied for a loan modification.  Comments indicate the modification was approved on 01/XX/2014 and became effective on 03/XX/2014. There is no evidence of any tax, title or lien issues.

300065	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform. The loan is due for 04/01/2014; most recent payment was received on 04/16/2014. Reason for default is servicing issue. A loan modification completed on 02/XX/2014 brought the account current. Comments reflect a payment received on 04/16/2014 was posted as a principal curtailment instead of a regular payment.

300067	3	[3] Mortgagor Deceased - Not clear or no information on executor/heir
It appears that the loan will perform. The loan is next due for 05/01/2014; last payment received was 04/17/2014. Reason for delinquency is unknown. The borrower was able to bring their account current without loss mitigation assistance on 01/14/2013; the borrower's payment history reflects no further evidence of delinquency. The Servicer granted the borrower a loan modification on 11/XX/2013. The loan was in foreclosure being referred 08/XX/2012 until the action was closed and billed 01/XX/2013 due to reinstatement being received. There is no indication of clouds on title. Comments 01/02/2013 indicate that one of the homeowners is deceased. There is no indication of a BPO value being returned. There are no indications of insufficient funds returns.

300068	1	[1] Damaged Interior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears that the loan will perform. The loan is due for 05/01/2014; with the last payment received on 04/04/2014. There is no evidence of delinquency. The loan was referred to legal counsel prior to the review; however a request to close and bill foreclosure was received on 05/XX/2012 due to loss mitigation efforts. Commentaries on 06/07/2012 also indicate that the defensive litigation was removed and closed due to the matter being dismissed and mediation concluded. A modification of the loan was completed on 05/XX/2012. There is no evidence of any bankruptcy activity. Collection comments dated 11/18/2013 report that an insurance claim (XXX) for a date of loss on 09/XX/2013 due to water damage was being submitted for final review. A check (XXX) in the amount of $8,000.00 was received and sent to the borrower to be endorsed and returned on 10/01/2013. There is no further mention of the claim and or resolution. It is unclear if a property inspection has been performed to verify repairs made. There is no evidence of skip trace efforts.

300069	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment was received on 04/09/2014. There is no evidence of delinquency during the review period.
300070	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is next due for 03/25/2014; most recent payment received was on 03/12/2014.  Reason for default is unknown.  The account was recently modified 01/XX/2014 which the borrower defaulted on; first re-default date was 03/25/2014.  The last contact from the borrower was 02/14/2014 to discuss the escrow on the account; no further contact was since established from the borrower.

300071	3	[3] Missing Mod1
It appears the loan will perform.  The loan is next due for 05/01/2014 most recent payment received was 04/30/2014.  The reason for delinquency was cited as marital issues/divorce.  An in-house modification was completed in 03/XX/2013.  The modification is a temporary two year modification from 04/01/2013 through 03/01/2015 with a rate reduction from 7.75% to 5.50%.  Comments indicate the borrower declined a HAMP due to a deferred principal balance.  The borrower indicated on 06/08/2012 he had an IRS Tax Lien in the amount of $12,000.  There is no evidence in the comments the Tax Lien was confirmed and documented.

300072	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that this loan may perform with intervention. The account is due for 03/16/2014; the most recent payment was received on 03/28/2014. The reason for default is cited as excessive obligations. Comments on 12/16/2013 indicate that the borrower needed to have repair work done on automobile. Conversation on 04/23/2014 reflects that the mortgagor is attempting to bring the account current without servicer intervention. The account was reviewed for a modification, but was denied on 04/18/2014 because of an already low debt-to-income ratio and no significant savings for borrower.

300073	1
It appears that this loan will perform.  The loan is due for 05/01/2014; the last payment was received on 04/15/2014.  Reason for delinquency was cited as curtailment of income.   A Modification was complete and approved on 09/XX/2013. The account has remained in good standing since the modification.   There was a borrower contact on 04/12/2014.   There are no indications of a BPO or a property inspection conducted within the review period.  There are no indications of any title, tax or damage issues in the commentary provided.

300074	3	[3] Currently Delinquent Mortgage [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan may perform with intervention.   The loan is due for 04/01/2014; the last payment was received on 03/17/2014.  Reason for delinquency is cited as curtailment of income.  There is evidence of a prior bankruptcy discharged on 08/XX/2009; however, comments do not indicate date filed, case # or chapter filed.  A loan modification was completed 11/XX/2013.  Comments on 09/16/2013 indicate a payment dispute.  Borrower stated that funds in the amount of $7913.20 were sent to prior servicer prior to loan transfer; however, borrower did not provide a copy of the front and back of the check as requested for further research.

300075	3	[3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/07/2014.  There is no evidence of delinquency.  The borrower filed a Chapter 7 bankruptcy, case #XXX, on 04/15/2014.  The case is active.  Last borrower contact was 06/05/2013; the borrower called to make a payment by phone.

300082	1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/15/2014.  There is no evidence of delinquency within the review period. There are 2 HAMP incentive payments that were posted to the account as principal curtailment. The first payment was applied on 02/28/2014 in the amount of $1000.00 and the second was applied on 02/28/2013 in the amount of $1000.00.  An escrow analysis was performed on 12/21/2013.  No updated property value has been given.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

300083	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 03/01/2014; most recent payment was received on 02/05/2014.  Reason for default is cited as curtailment of income. There are active loss mitigation efforts being pursued at this time. The borrower is in review for a modification. The loan was previously modified prior to the review period and re-defaulted on 07/01/2012. There are 2 HAMP incentive payments that were posted to the account as principal curtailment. The first payment was applied on 11/27/2013 in the amount of $458.64 and the second was applied on 11/29/2012 in the amount of $611.52.  An escrow analysis was performed on 10/16/2013.  No updated property value has been given.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

300084	1
It appears the loan may perform with intervention. The loan is due for 11/01/2013; last payment was received on 10/15/2013. There is no evidence of delinquency. The borrower expressed that they are experiencing a hardship due to high medical bills. The borrower inquired about a possible refinance or hardship assistance at this time. There is no further reference in the commentary provided in regards to a refinance or reviewing the account for other assistance.

300085	1
It appears that the loan will perform.  The loan is due for 11/01/2013; last payment was received 10/10/2013.  Reason for default is not cited.  The loan was modified on 03/XX/2013 effective with the 04/XX/2013 payment. There has been no evidence of delinquency since that time.

300086	1		It appears the loan will perform. The loan is due for 11/11/13; last payment was received on 10/29/13. The borrower's payment history reflects no evidence of default during the review period.
300087	1
It appears the loan may perform with intervention. The loan is due for 12/01/2013; last payment was received on 10/31/2013. The loan has remained current for the past 12 months. The RFD is cited as excessive obligations. The account was referred to foreclosure prior to the review period. The borrower supplied funds in the amount of $6285.74 on 12/XX/2012 reinstating the account. The comments on 01/XX/2013 stated the foreclosure was closed and billed. The borrower stated on 06/27/2013 that although they have reinstated the account the payment is too high. A modification package was sent to the borrower at this time. The collection comments indicated the account is currently under review for a modification. The last contact with the borrower was established on 10/30/2013 at which time the borrower was advised of the missing documentation needed for the review. A property inspection was completed on 02/19/2013 indicating the home is occupied. The condition of the property was not provided.

300091	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 04/01/2014; the last payment was received on 04/30/2014. The reason for default was cited as reduced income per notes on 02/05/2014. The account is currently in collections with no evidence of foreclosure activity. There are no loss mitigation options being actively explored although a HAMP solicitation was sent on 02/19/2014. There is skip tracing on the account as of 02/19/2014. The last customer contact was on 05/08/2014; arranged a phone payment.

300092	1
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/08/2014.  The loan has been delinquent for six of the last twelve months.  Reason for default is cited as unemployment of borrower.  A repayment plan was cancelled 02/07/2014 as the borrower broke the arrangement.  The loan was declined for HAMP assistance 01/20/2014 as the borrower could not prove a hardship.  Last contact was with the borrower's spouse on 05/07/2014; the party promised a payment within the grace period for May 2014.  Skip tracing efforts have been performed.

300093	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/12/2014.  The reason for default is cited as excessive obligations.  The loan fell 30-days delinquent in July of 2013; the delinquency was cured with the application of two payments the following month.  The loan was modified under the servicer's guidelines on 12/XX/2012.  A trial modification was approved on 09/XX/2012 with payments of $4,870.88 due 10/01/2012 and $1,225.46 due 11/01/2012 and 12/01/2012.  Skip tracing efforts have been performed.

300095	1
It appears the loan will perform. The loan is next due for 06/01/2014; last payment was received on 05/08/2014. Reason for default is excessive obligations. The borrower was able to bring their account current on 05/08/2014; the borrower's payment history reflects no further evidence of delinquency as of the review date. The borrower has not requested any loss mitigation assistance during the review period and there are no workout plans currently in process. The subject loan was referred to the foreclosure attorney prior to the review period; the subject loan was reinstated and foreclosure proceedings were closed and billed on 11/XX/2012. The collection notes reflect evidence of skip tracing efforts. The loan's prior Servicer granted the borrower a loan modification on 12/XX/2008; the date the loan went back into delinquency is unknown. On 11/27/2013, the borrower called in to file an insurance claim for the roof. She stated there was water damage to the interior of the home as well. The repairs were completed and the file was closed on 01/22/2014. There is no evidence of delinquent taxes or title issues. There is no BPO value in the commentary.

300096	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment received was on 04/01/2014. There is no evidence of delinquency during the review period.
300097	3	[3] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that this loan will perform. The account is due for 04/01/2014; the most recent payment was received on 05/10/2014. The reason for default is cited as curtailment of income. Conversation with borrower on 05/11/2014 indicates that payment has been sent.

300098	1
It appears the loan will perform. The loan is due for 04/01/2014; the last payment was received on 03/06/2014. Reason for delinquency was cited as excessive obligations. The delinquency was resolved without any loss mitigation programs. Commentary dated 03/19/2013 indicates the loan was denied for a workout plan.

300100	3	[3] MI Not Being Paid As Required
It appears that the loan will perform. The loan is due for 04/01/2014; last payment was received on 03/10/2014. The reason for default was cited as unemployment. The loan was previously delinquent; brought current with HAMP loan modification on 10/01/2012. The borrower was approved for HAMP trial payment plan on 03/XX/2012 and made successful trial payments from 04/01/2012 to 06/01/2012. The final HAMP modification was completed on 09/XX/2012. The account was again in default on 12/01/2012; however, the borrower started a new job on 01/16/2013. The borrower was able to bring the loan current on 03/18/2013; and subsequently has remained in good standing.  An equity analysis was performed on 12/18/2103.  A BPO was ordered on 12/17/2013, the results of which were not provided.

300101	3	[3] Currently Delinquent Mortgage [3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears that the loan will perform with intervention.  The loan is due for 11/01/2013; the last payment was received on 03/13/2014.  The reason for default is cited as income curtailment.  The loan is in bankruptcy per commentary on 02/17/2012.  There are no bankruptcy filing details in the commentary and it appears that the bankruptcy is still active as of 03/13/2014 where a trustee payment was received.  No title issues noted.  No property inspection results or updated property values have been provided.

300102	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 03/01/2014; most recent payment was received 02/28/2014. The reason for default is unknown. Pay history reflects the borrower has had difficulty maintaining the account in a current status.  The loan has been reinstated 3 times in the past 12 months. There is no evidence of loss mitigation efforts on the account. Commentary dated 08/14/2012 states "e-oscar required to update chapter 7 bankrputcy status as discharged prior to boarding." No futher bankruptcy details (case #, filing date) or reaffirmation was mentioned.

300144	1
It appears this loan will perform.  The loan is due for 10/01/2015; most recent payment received on 09/15/2015.  Reason for delinquency is curtailment of income; spouse passed away.  Loan was reinstated on 07/16/2015 without assistance of loss mitigation.  Recent contact with borrower was on 09/29/2015.  Borrower issued a credit dispute that was received on 11/21/2013 and credit correction was cited as being corrected and closed on 12/18/2013.  An updated property value was not provided.

300145	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 08/01/2015; the most recent payment was received on 08/24/2015. The reason for default is cited as excessive obligations. Commentary does not denote foreclosure referral or pre-foreclosure status. Notes do not reflect discussion or interest in loss mitigation opportunities.  An inspection report dated 09/24/2015 states the property is occupied.